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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):    September 16, 1998

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                       INDUSTRIAL DISTRIBUTION GROUP, INC.
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             (Exact name of Registrant as Specified in its Charter)


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
               Delaware                               001-13195                             58-2299339
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   (State or other Jurisdiction of                (Commission File                         (IRS Employer
    Incorporation or Organization)                     Number)                          Identification No.)
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
                     2500 Royal Place
                     Tucker, Georgia                                                 30084
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         (Address of principal executive offices)                                  (Zip code)
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Registrant's telephone number, including area code:  (770) 243-9000

                                 Not Applicable
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          (Former name or former address, if changed since last report)


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Item 5.  Other Events.

         This Form 8-K includes restated financial statements of the Registrant for the years ended December 31, 1997, 1996, and 1995 and the report of independent public accountants on such financial statements. The restated financial statements are required because the Registrant has acquired certain companies using the pooling-of-interests accounting method since December 31, 1997. See the Notes to the Consolidated Financial Statements. This Form 8-K also includes Management's Discussion and Analysis for the years ended December 31, 1995, 1996 and 1997, as restated to reflect the restated financial statements.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)(b) No financial statements of businesses acquired or pro forma financial information is required to be filed as a part of this report.

         (c)      Exhibits

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
                  23.1     Consent of Independent Public Accountants

                  99.1 Restated financial statements of the Registrant together with report of independent public accountants thereon - See the Index to Financial Statements.

                  99.2 Management's Discussion and Analysis for Years Ended December 31, 1995, 1996 and 1997 (restated to reflect the restated financial statements set forth herein as
                           Exhibit 99.1)


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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 INDUSTRIAL DISTRIBUTION GROUP, INC.


                                 BY: /s/ Jack P. Healey
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                                    Jack P. Healey
                                    Senior Vice President and
                                     Chief Financial Officer

Dated:       9/16/98
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